Investor Presentation January 2022 Exhibit 99.2

Disclaimer This presentation and accompanying oral presentation, if any, contain forward-looking statements  including, but not limited to, statements related to Gritstone bio, Inc.’s (“Gritstone”, “we” or “our”)  preclinical and clinical product candidates, including GRANITE, SLATE, CORAL, and HIV programs. All statements other than statements of historical facts contained in this presentation, including statements regarding the timing of immunogenicity and clinical data for GRANITE, SLATE, and CORAL, the timing for Gilead’s initiation of a Phase 1 in HIV, collaborations surrounding our infectious disease programs, future results of operations and financial position, business strategy, prospective products, availability of funding, clinical trial results, product approvals and regulatory pathways, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products, and our ability to create value are forward-looking statements. Forward-looking  statements generally  contain words such as "believes," "expects,"  "may,"  "will,"  "should,"  "seeks," "approximately,"  "intends,"  "plans," "estimates," "anticipates," and  other expressions that are predictions of or indicate future events and  trends and  that do not relate to historical matters. Because forward-looking statements are inherently subject to risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.     Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the company in general, see Gritstone’s periodic filings with the Securities and Exchange Commission (the “SEC”), including its Quarterly Report filed on November 3, 2021, and any current and periodic reports filed thereafter.

Gritstone: Taking Immunotherapy to the Next Level

Leveraging proprietary target identification & vaccine platform technologies

1. **Proprietary Synergistic Technologies + In-House Manufacturing Capabilities**
   - EDGE™ AI Antigen Discovery Platform
   - Vaccine Delivery Platforms: Viral & Self-amplifying mRNA

2. **Differentiated and Expansive Pipeline**
   - Oncology
   - Infectious Diseases

3. **Premier Government and Industry Partnerships**
   - CEPI
   - GILEAD
   - Bill & Melinda Gates foundation
   - NIH National Institute of Allergy and Infectious Diseases
   - 2seventybio

4. **Multiple Near-Term Catalysts**
   - CORAL *(COVID-19)*
   - SLATE *(off-the-shelf neoantigen)*
   - GRANITE *(individualized neoantigen)*

Cash Position* as of Sept 30, 2021

~$216.4M

*cash, cash equivalents, marketable securities, and restricted cash

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Dual Platform Approach Generates Distinct Product Candidates Novel, proprietary approach enables design of vaccines tailored to clinical need EDGE™ AI platform identification and design of antigens that induce robust CD8+ T cell responses EDGE™ AI PLATFORM Vaccine Delivery + Manufacturing 01 02 Multi-vector samRNA and ChAd vaccine platform enables flexible, context-specific product development Oncology Infectious Disease Homologous or heterologous vectors for broad, robust and durable immunity (nAb and T cell) Highly conserved T cell epitopes for durable protection against emerging variants Heterologous vaccine delivery for strong, sustained CD8+ T cell responses Personalized and shared neoantigens for a precision anti-tumor approach

Process: Designing Vaccines that Drive Both B and T Cell Immune Responses Immunogen Design Pathogen Gene Selection Both surface antigens (for nAbs) and other viral genes (for T cell epitopes) Epitope Identification Immunogen Design Prioritized targets captured efficiently in vectors Careful design of the immunogen, the antigenic payload, to optimize the nature of the immune response Optimal immunogens added to vectors AI platform (EDGE™) identifies and prioritizes conserved T cell epitopes

Two "Mix & Match" Vaccine Platforms in the Clinic with Unique Attributes

Unique vectors to drive both antibodies and CD8+ T cells

samRNA
(self-amplifying mRNA)

Replicon RNA Based on Venezuelan Equine Encephalitis (VEE) Alphavirus


RNA
LNP

- Extended duration and magnitude of antigen expression
- Strong & potentially durable induction of neutralizing antibody & T cell immunity (CD4+ and CD8+)
- Dose sparing potential: Equivalent neutralizing antibody (nAb) induction at up to ~1/10 dose of approved mRNA vaccines
- Potential for refrigerator stable product

ChAd
(Chimpanzee Adenovirus 68)

Replication-Defective Virus Based on Chimpanzee Adenovirus 68



- Drives rapid and substantial CD8+ T cell response
- Induces high, sustained levels of antibodies (as demonstrated by anti-Spike antibodies)
- Simple mass scale production, lyophilized formulation and potential to lower COGS

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Differentiated Clinical Assets Across Technologies & Therapeutic Areas

	Program	Target	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Anticipated Milestones	Commercial Rights
INFECTIOUS DISEASE	CORAL	SARS-CoV-2 Spike + TCE*	COVID-19 BOOST (60+)					*1Q2022 Data*	gritstone
			COVID-19 naïve & booster		NIH NIAID			*1H2022 Data*	gritstone
			COVID-19 Immunocompromised					*Mid-2022 Data*	gritstone
			COVID-19 in South Africa naive, convalescent, HIV+		CEPI			*Mid-2022 Data*	gritstone
	HIV	HIV	HIV treatment/cure					*4Q2021 IND cleared*	GILEAD
ONCOLOGY	GRANITE	Individualized neoantigen	Early Stage & Advanced Solid Tumors					*3Q2021 Data presented*	gritstone
			MSS-CRC (1L maintenance)	Randomized				*4Q2021 Trial initiated*	gritstone
			MSS-CRC (adjuvant)	Randomized				*2Q2022 Trial initiation*	gritstone
	SLATE	Shared Neoantigens	p53, KRAS Advanced Solid Tumors					*3Q2021 Data presented*	gritstone
			KRAS^{mut} Solid Tumors					*Mid-2022 data*	gritstone

**CORAL next-generation COVID-19 vaccines includes Spike protein and additional T cell epitopes (TCE) from the SARS-CoV-2 virus; there are 5 different investigational COVID-19 product candidates testing/planned in clinical trials with various antigenic cassettes targeting Wild Type, Beta and Omicron variants*

To be initiated

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Infectious Disease COVID-19 (CORAL) HIV

COVID-19 Remains a Global Pandemic Omicron is now the globally dominant variant; what’s next? *Adapted from Financial Times Coronavirus Tracker, Jan 2, 2022

Omicron Mutations Are Centered on Spike…. E=Envelope M=Membrane N=Nucleoprotein Comparison of Mutations Within Variants to the Original SARS-CoV-2 Wild Type Strain Sources: outbreak.org & cov-lineages.org

…And Reduce The Neutralizing Potency of Reference-Strain Spike Vaccine-Elicited Antibodies

Neutralization potency of sera from BNT162b2-vaccinated subjects



1,321
41.4X
32
10^5
10^4
10^3
10^2
10^1
10^0
$FRNT_{50}$
D614G
Omicron
BNT162b2 + infection
BNT162b2 only

Potency of antibodies reduced ~20-40 fold

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Cele, et. al., medRxiv, 2021; Sources: outbreak.org & cov-lineages.org

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New Vaccine Approach is Desired to Achieve Durable Immunity Existing vaccine solutions have limitations as Spike rapidly mutates and variants of concern (VoC) emerge Vaccination Approach to VoC Ideal Solution 1Hansen et al. medRxiv 12/22/2021 Limitations Variant-specific Re-boost   Protection across current and future variants Favorable dosing and administration  Rapid and scalable production Potential pan-corona virus protection  Requires repeated vaccinations Protection is often less complete than against reference strain Protection reduces as nAb titers wane Longer production cycle Expensive Production required for each variant Potential loss of efficacy over time*

T Cells Offer Potential Path to More Robust and Durable Immunity Dates of articles above: “The T-Cell Covid Cavalry”, Dec 30, 2021; “Beyond the spike…”, Dec 20, 2021; “T Cells Might Be Our Bodies….”, Dec 14, 2021; “Covid-resistant people…”, Nov 10, 2021.

samRNA: A Second-Generation mRNA Platform with Unique Attributes

Differentiated vector that drives robust antibody and CD8+ T cell responses

samRNA
self-amplifying mRNA



- Extended duration and magnitude of antigen expression
- Strong & potentially durable induction of neutralizing antibody & T cell immunity (CD4+ and CD8+)
- Dose sparing potential: Equivalent neutralizing antibody (nAb) induction at up to ~1/10 dose of approved mRNA vaccines
- Potential for refrigerator stable product

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- First to put samRNA into humans*
- Ongoing vector innovations to increase immunogenicity/efficacy, tolerability, and manufacturability
- Extensive clinical and regulatory experience
- INDs (or equivalent) and trials for 7 products in oncology and SARS-CoV-2 across four continents

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*first to introduce samRNA + LNP into clinical trials

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CORAL Clinical Development Strategy Designed to Answer Key Questions Concerning Dose, Regimen and Patient Population

Optimized construct and dose to be identified to enable pivotal trial initiation

Study	Population	Vaccine	Location	Construct	n
CORAL - BOOST	Healthy volunteers ≥60 years previously vaccinated	samRNA samRNA/samRNA	UK & US	S_{WT}-TCE5	120
CORAL - IMMUNO-COMPROMISED	B-cell deficient (hematologic malignancies, MS), previously vaccinated	ChAd/samRNA ChAd/ChAd	UK	S_{WT}-TCE5	20-30
CORAL - CEPI	Healthy volunteers (naïve or convalescent; including PLWH)	samRNA samRNA/samRNA	S. Africa	S_{beta}-TCE9 S_{beta}-N-TCE11 $S_{omicron}$-N-TCE11	320
CORAL - NIH	Healthy volunteers previously vaccinated	samRNA ChAd samRNA/samRNA	U.S.	S_{WT} S_{WT}-TCE5	150

S_{WT} – Wild Type variant Spike; S_{beta} – Beta variant Spike (B.1.351); $S_{omicron}$ – Omicron variant Spike (B.1.1.529); TCE – T-cell epitopes; N – Nucleocapsid; PLWH – People Living with HIV; ChAd – Chimpanzee adenovirus

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CORAL-BOOST: samRNA as Boost Following Approved COVID-19 Vaccination

Single dose of samRNA CORAL vaccine containing T cell epitopes and WT Strain Spike antigen

CORAL-BOOST	
Vaccine Candidate	**CORAL samRNA-S_{WT}-TCE5 (GRT-R910)**
Population	Healthy volunteers ≥60 years Previously vaccinated with 2 doses of ChAdOx1 ≥ 4 months prior
Timing	• Vaccination initiated in September 2021 • Cohort 1 (10 µg) fully enrolled; n = 10 • Cohort 2 (30 µg) currently enrolling; n =10
Sites	University of Manchester (UK) - Prof Andy Ustianowski (PI)


AstraZeneca
gritstone
6-12 weeks
22-30 weeks
ChAdOx1
ChAdOx1
samRNA S_{WT}-TCE5

Immunogenicity Endpoints	
Neutralizing Antibodies and IgG Titers	Pseudovirus neutralizing antibody and IgG titers assessed against multiple Spike variants
CD8+ T Cell Priming vs Novel T Cell Epitopes	In vitro stimulated ELISpot assay using overlapping peptide pools derived from TCE5-included target gene regions (ORF3a, N, M)
T Cell Boosting vs Spike Epitopes	Ex vivo ELISpot assay using overlapping peptide pools derived from Spike

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Cohort 1: Subject Demographics Subject ID Gender Age Weeks post 2nd Vaxzevria dose 0001 M 63 30 0002 F 64 30 0003 F 63 22 0004 M 63 22 0005 M 69 25 0007 F 63 24 0008 M 81 25 0009 F 75 23 0014 M 75 27 0015 M 72 22

samRNA Boost was Shown to Have a Favorable Safety and Tolerability Profile at 10µg in Healthy Volunteers ≥60 yrs No unexpected reactogenicity or safety events 1 AE of recurrence of asthma and 1 AE of recurrence of muscle spasm in 10 µg dose cohort Database snapshot as of 11/29/2021 Percentage of Participants Events

Single 10µg samRNA Boost Dose Post Vaxzevria Two Dose Series Induced Potent Neutralizing Antibody Response Against SARS-CoV-2



Neutralizing antibodies (geomean) against
Wild Type Variant
ID50 Titer (log10)* **
5
4
3
2
LOD
1
108
2,370
153
1
29
Convalescent
Treatment Day
samRNA-SWT–TCE5

*ID_{50} = Median infective dose; **Geomean ID_{50} titer values notated; Assays conducted using WHO international standards
Treatment day = day 1 GRTS samRNA boost dose was administered. Boxes and horizontal bars denote interquartile range (IQR) and median neutralization, respectively. Whisker endpoints are equal to the maximum and minimum values below or above the median +/- 1.5 x IQR.

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Comparison Across Studies: 10µg samRNA Boost Elicited Similar, Potent nAb Response to 100µg of Moderna (mRNA-1273) after AZ Primary Series

Neutralizing antibodies (geomean) against **Wild Type Variant**



ID50 Titer (log10)* **
5
4
3
2
LOD
1
108
2,370
1
29
Treatment Day
Mean age: 69 yrs; n = 10
AstraZeneca
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6-12 weeks
22-30 weeks



ID50 Titer (log10)*
5
4
3
2
1
1,621
2,368
1,344
70
80
80
CTRL
RNA Boost
mRNA-1273 (n=98)
BNT162b2 (n=95)
BNT162b2 half (n=105)
Mean age: 64-65 yrs
Adapted from Munro et al. Lancet 2021
moderna
AstraZeneca
BIONTECH
Pfizer
10-11 weeks
10-11 weeks

*ID_{50} = Median infective dose; **Geomean ID_{50} titer values notated – not studied head-to-head directly; CTRL: Equivalent meningococcal conjugate vaccine; Treatment day = day 1 GRTS samRNA boost dose was administered. Boxes and horizontal bars denote interquartile range (IQR) and median neutralization, respectively. Whisker endpoints are equal to the maximum and minimum values below or above the median +/- 1.5 x IQR.

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Single 10μg samRNA Boost Dose Induced a Broad, Potent nAb Response

nAbs induced against Wild Type, Beta, and Delta variants of SARS-CoV-2



AstraZeneca
gritstone
6-12 weeks
22-30 weeks



Wild Type Variant
Beta Variant
Delta Variant
ID50 Titer (log10)* **
5
4
3
2
LOD
1
108
2,370
50
503
69
525
1
29
Treatment Day

*ID_{50} = Median infective dose, **Geomean ID_{50} titer values notated – not studied head-to-head directly.
Treatment day = day 1 GRTS samRNA boost dose was administered. Boxes and horizontal bars denote interquartile range (IQR) and median neutralization, respectively. Whisker endpoints are equal to the maximum and minimum values below or above the median +/- 1.5 x IQR.

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Single 10µg samRNA Boost Dose Induced Broad Anti-Spike IgG Response

ELISA-based assay assessing anti-Spike IgG concentration in arbitrary units (AU) per mL



AstraZeneca
gritstone
6-12 weeks
22-30 weeks
Wild Type Variant
Beta Variant
Delta Variant
Spike IgG AU/mL (log10)*
3,359
29,845
1,313
14,200
1,292
12,732
0
1
2
3
4
5
6
1
29
Treatment Day

*Geomean AU/ml indicated
Treatment day = day 1 GRTS samRNA boost dose was administered. Boxes and horizontal bars denote interquartile range (IQR) and median neutralization, respectively. Whisker endpoints are equal to the maximum and minimum values below or above the median +/- 1.5 x IQR.

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Single 10μg samRNA Boost was Shown to Drive Significant CD8+ T Cell Responses to Non-Spike Epitopes – Potential for Variant-Proof Immunity

Post-IVS ELISPOT



1500
1000
500
0
IFNγ (SFU per 10^6 cells) Background subtracted
Mean 9
Mean 515
Baseline
Peak
Treatment day

Minimal TCE5 epitope pools (stacked); background subtracted
Box and whisker plot: 90% CI and median shown

Proportion of responses to TCE5 regions assessed by post-IVS ELISpot



36%
22%
42%
Nucleocapsid
Membrane
ORF3a

TCE5 overlapping peptide (OLP) pools to TCE5 Nucleocapsid, Membrane and ORF3a regions assessed by post-IVS ELISpot (post-treatment timepoint)

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As Expected, Variant Mutations Had Minimal Impact on Gritstone Vaccine T Cell Epitopes (TCE) E=Envelope M=Membrane N=Nucleoprotein *2 epitopes impacted in 10% of Omicron isolates; 0 epitopes impacted in other isolates ** N-TCE11: no epitopes impacted in TCE but 6 Omicron mutations in 419 AA Nucleoprotein <1.5% of total protein Variant Spike (1273AA) Orf1ab (7096AA) Orf3a (275AA) E (75AA) M (222AA) Orf7a (121AA) N (419AA) Beta 7 7 2 1 0 0 1 Delta 10 3 1 0 1 2 3 Omicron 37 12 3 1 3 1 6 Comparison of Mutations within Variants to the Original SARS-CoV-2 Wild Type Strain Gritstone Construct # of Epitopes Impacted Total # of Epitopes % of Epitopes Impacted TCE5 3 146 2.1% TCE9 2* 72 2.8% TCE11** 0 25 0% Impact of Omicron Mutations on Gritstone TCE Cassettes* *analyses for the table above were executed Nov 28, 2021

Spike-Specific T Cell Responses Boosted after Single 10µg Dose of samRNA Ex vivo ELISpot 55 *Geometric mean is indicated Box and whisker plot: 90% CI and median shown 120 Spike overlapping peptide pools (stacked)

CORAL-BOOST: Planned Study Expansion Expanded study intended to explore effects of 2nd samRNA dose and assess different primary vaccine series Cohort 1 (UK) at 10 mg n = 10 (≥ 4 months after ChAdOx1) Cohort 2 (UK) at 30 mg n = 10 (≥ 4 months after ChAdOx1) Optional second dose samRNA SWT-TCE5 at 30 mg Optional second dose samRNA SWT-TCE5 at 10 mg Amendment 1 Original Study *Dose to be determined by immune and safety data from Cohorts 1&2 Cohort 3 (UK/US) at [X] mg* n = 50 (post adenoviral vector vaccine) samRNA SWT-TCE5 at [X] mg* (post adenoviral vector vaccine) Cohort 4 (UK/US) at [X] mg* n = 50 (post mRNA vaccine) samRNA SWT-TCE5 at [X] mg* (post mRNA vaccine) 1 2 3 4

Gritstone’s Platform is Highly Adaptable to Protect Against Variants Coronavirus evolution may give rise to additional pandemic strains 2001 2012 2019 202X SARS MERS COVID-19 Emerging Variants of Concern (Omicron)/ Pan-coronavirus

Collaboration with Gilead Under their HIV Cure Program to Research and Develop Vaccine-based HIV Immunotherapy Treatment Deal value of up to $785 million plus royalties Gilead and Gritstone to develop an HIV-specific therapeutic vaccine Gritstone’s vaccine platform technology: adenoviral and self-amplifying mRNA vectors Based on preclinical data demonstrating strong, durable and broad anti-SIV CD8+ T cell responses and T cell memory data Gilead responsible for conducting Phase 1 study IND cleared in December 2021; phase 1 to begin imminently Option to obtain an exclusive license to develop and commercialize beyond Phase 1 $60 million upfront; total deal value of up to $785 million $60 million upfront: $30 million cash and $30 million in equity at a premium Up to an additional $725 million if option exercised and certain clinical, regulatory and commercial milestones are achieved Mid single-digit to low double-digit tiered royalties on net sales upon commercialization

Neoantigen Derived Cancer Immunotherapy Individualized and “Off the Shelf”

Therapeutic Hypothesis: Many Solid Tumors Contain Neoantigens, but May Require Vaccine-Induction of Neoantigen-Specific CD8+ T Cells for Successful Immunotherapy

This approach could enable immunotherapy in tumors where anti-PD-(L)1 antibodies are ineffective



High Tumor Mutation Burden
High PD-L1
Exhausted T cells
anti-PD-(L)1 mAb
Re-activated T cells
Melanoma
MSI high tumors
Low Tumor Mutation Burden
Low PD-L1
Tumor cells
anti-PD-(L)1 mAb
Neoantigen-specific immunotherapy
de novo T cells
Microsatellite-stable Colorectal Cancer
Gastroesophageal adenocarcinoma
Prime
ChAd* Vector
Boosts
RNA
LNP
Self-Amplifying mRNA

*Chimpanzee Adenovirus

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GRANITE and SLATE Phase 1/2 Studies Support Advancement into Randomized Phase 2 Trials GRANITE & SLATE programs demonstrated promising efficacy with tolerable safety across solid tumors GRANITE individualized Colorectal (MSS) Lung Gastric SLATE off-the-shelf High Frequency KRASmut Lung Pancreatic Colorectal (MSS) Mutation positive tumors Well-tolerated with TRAEs indicative of immune response Early signs of clinical efficacy Early molecular responses Optimized dosing strategy Phase 2/3 clinical trials TRAEs=treatment related adverse events

Phase 1/2 Study Evaluating the Safety, Immunogenicity, and Clinical Activity of GRANITE in Combination with Checkpoint Blockade GRT-C901 GRT-C901 = chimpanzee adenovirus encoding 20 neoantigens GRT-R902 = self-amplifying mRNA in lipid nanoparticles encoding same neoantigens as GRT-C901 ChAd Vector Prime Boost Self-Amplifying RNA Nivolumab (IV) Ipilimumab (SC) Phase 1 Dose Escalation N=14 Dose Level 1 N=3 - - 30 mg 30 mg 480 mg Cohort 1: Microsatellite-stable Colorectal Cancer (MSS-CRC) Cohort 2: Gastroesophageal adenocarcinoma (GEA) Cohort 3: Non-small cell lung cancer Dose Level 2 N=3 Dose Level 3 N=2 Dose Level 4 N=6 Primary Objective Phase 2: Overall Response Rate Safety and Tolerability Recommended Phase 2 Dose Phase 2 Efficacy Evaluation in Tumor-Specific Expansion Cohorts N=12 (treated to date) GRT-R902 (dose escalation)

Safety: Immunotherapy Well-Tolerated In Patients with Previously Treated Metastatic Solid Tumors

No patients experienced a DLT, no vaccine discontinuations due to TRAEs, and most common AEs comprise low-grade fever and injections site reactions, consistent with potent vaccine

Demographics and Tumor Types	n=26
Age: mean (range)	**60 (38-77)**
Gender: Female/Male	**9/17**
Tumor Types	
Microsatellite-stable (MSS) Colorectal Cancer	12
Median number of prior therapies (range)	2 (2-3)
Gastroesophageal adenocarcinoma (GEA)	12
Median number of prior therapies (range)	1 (1-2)
Non-small cell lung cancer	2
Median number of prior therapies (range)	2 (2)
Prior anti-PD(L)1 therapy	2

Abbreviations: DLT=dose-limiting toxicity; TRAE=treatment-related adverse event; ISR=injection-site reaction

Data cut-off: 05 Aug 2021

Safety	n = 26 (all patients treated with concurrent nivolumab)	
	Grade 1/2	Grade 3/4
Treatment-related adverse events ≥ 5%		
Fever	15	-
Injection site reaction	15	-
Fatigue	7	-
Diarrhea	6	-
Anorexia	4	-
Rash	3	-
Abdominal pain	2	-
Chills	3	-
ALT increased	1	1
AST increased	2	-
CK elevation	2	-
Hypotension	2	-
Treatment-related SAEs		
Duodenitis	-	1
Fever	1	-
Hyperthyroidism	-	1
Myositis	-	1

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PD-L1 mRNA expression vs. Tumor Mutational Burden IFN-g score was obtained by averaging IFN-g established gene set z-scores calculated across GRANITE and relevant PANCAN TCGA tissue types (LUAD, LUSC, COAD, SKCM): J Clin Invest. 2017;127(8):2930-2940 GRANITE TCGA TMB calculated based on all somatic mutations called divided by WES bait set size MSS-CRC & GEA Tumors in GRANITE are “Cold” with No Immune Reactivity Low tumor mutational burden, low PD-L1 expression, and low IFN-g expression signature Interferon Gamma (IFN-g) mRNA expression signature

Immunogenicity: GRANITE Consistently Induces Neoantigen-specific T-cells Lack of T cells in patients prior to treatment reflective of poor immunogenicity Baseline On-Treatment Patient ID ex vivo ELISpot G5: no samples available (patient died)

Efficacy: Clinical Activity in Previously Treated MSS-CRC Based on Partial and Complete Molecular Responses and Associated Prolonged PFS Tumor lesion shrinkage also observed in multiple patients – often over many months Best ctDNA molecular response (% ctDNA change from baseline)1,2 SD per RECIST for ≥ 24 weeks3 Patients with MSS-CRC PD < 24 weeks ctDNA assessment based on Gritstone-developed, tumor-informed assay ctDNA assessment not available for the 3 most recently treated patients Patients G14 and G16 with PD at week 16 and 9 respectively not confirmed on subsequent scans through week 24 % Change in ctDNA SD=stable disease; PD=progressive disease

Efficacy: Molecular Response (ctDNA reduction) is Associated with Increased OS (>17 vs 7.8 months) MSS-CRC All (n=121) No Molecular Response (n=5) Molecular Response (n=4) Median Overall Survival (months) 8.7 7.8 Not reached (>17) Median iPFS per iRECIST (months) 3.9 2.0 11.8 Median PFS per RECIST (months) 2.0 2.0 4.9 i=immune-based; PFS = progression-free survival; RECIST=Response Evaluation Criteria in Solid Tumors 1. 12 MSS-CRC patients treated; 9 patients eligible for analysis of ctDNA changes relative to baseline Overall Survival (OS) Data cut-off 05 Aug 2021

G8 Case Study: Lung CT Shows Transient Lesion Expansion at Week 8 (T Cell Infiltration?) Then Contraction Week 8 Week 16 Baseline Week 48

GRANITE Clinical Development Strategy

Based on Ph1/2 data, we are advancing GRANITE into 2 randomized, controlled clinical trials in MSS-CRC

Study	Phase	N	Population	Induction	Maintenance		Primary Endpoint
					Control Arm	Treatment Arm	
GRANITE - 1L	2	80	1st Line MSS-CRC	Oxaliplatin + Fluoropyrimidine + bevacizumab	Fluoropyrimidine + bevacizumab	Vaccine* + anti PD-L1+ Fluoropyrimidine + bevacizumab	Molecular response (ctDNA ↓)
	3	200					iPFS per independent review
GRANITE - adjuvant	2		Adjuvant MSS-CRC	Adjuvant Chemotherapy	Observation	ChAd w/anti-CTLA-4 followed with samRNA Boosts + anti PD-(L)1	ctDNA ↓ DSF OS

*Vaccine = ChAd prime + anti-CTLA-4 followed by repeat samRNA boosts and single ChAd boost

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SLATE Product Targeting *KRAS* Mutants

One Product – Many Selected Patients

Common Driver Mutation

KRAS

- G12D
- G12C
- G12V
- Q61H

×

Class I HLA Molecule

HLA - A

- A* 01:01
- A* 02:01
- A* 11:01

HLA - C

- C* 01:02
- C* 08:02

→

SLATE Patient Selection for KRAS mutations



SLATE Eligible
KRAS Mutation
Lung Adeno
SLATE Eligible
KRAS Mutation
CRC
SLATE Eligible
KRAS Mutation
PDA
Pancreatic Ductal Adenocarcinoma

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Safety: Immunotherapy Well-Tolerated In Patients with Previously Treated Metastatic Solid Tumors SLATE Baseline Characteristics n=26 Age: mean (range) 59 (33-83) Gender: Female/Male 16/10 Tumor Types Non-small cell lung cancer 13 Median number of prior therapies (range) 2 (1-4) Prior anti-PD-(L)1 therapy 13 Microsatellite-stable (MSS) Colorectal Cancer 6 Median number of prior therapies (range) 2 (1-3) Pancreatic ductal adenocarcinoma (PDA) 5 Median number of prior therapies (range) 1 (1-3) Ovarian cancer 1 Median number of prior therapies (range) 4 Ampullary adenocarcinoma 1 Prior anti-PD-(L)1 therapy 5 Safety n = 26 (all treated with concurrent nivolumab) Grade 1/2 Grade 3/4 Treatment-related adverse events ≥ 5% Fever 13 Fatigue 8 Nausea 7 Vomiting 7 Diarrhea 5 Injection site reaction 5 Arthralgia 3 ALT increased 1 1 AST increased 1 1 Anorexia 2 Chills 2 Dizziness 2 Dyspnea 2 Generalized weakness 2 Myalgia 2 Pruritus 2 Treatment-related SAEs Fever 2 Hepatitis 1 Neutropenia 1 Pneumonitis 1 Rhabdomyolysis 1 Vomiting 1 Data cut-off: 05 Aug 2021

Efficacy: Several NSCLC Patients Experienced Decrease in ctDNA Including Patient with High Baseline Levels

Patient	Mutation	Baseline ctDNA (mutated hGE/mL)
S1	G12C	124.64
S2	G12C	26.92
S3	G12C	Not detectable
S6	G12D	21.12
S10	Q61H	77.23
S14	G12D	Not detectable
S26	G12C	3386.05



Treatment ≥ 12 weeks
Treatment ≤ 8 weeks
% change from baseline (mutated hGE/mL)
300
200
100
0
-50
-100
S06
S01
S10
S02
S26
NSCLC SLATE Patients

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Case Study – S26: Unconfirmed Partial Response with Clear Reduction in Liver and Lung Lesions Baseline Week 8 Week 16 113 mm* 95 mm* (-16% relative to baseline) 61 mm* (-46% relative to baseline) *Sum of longest diameters of two target lesions

SLATE: Version 2 of the KRASmut Antigenic Cassette Induces Potent T-Cell Responses to Multiple KRAS Neoantigens – Phase 2 Trial Underway No T-cell response was observed in these transgenic mice with SLATE cassette version 1 Overnight stimulation with peptide pool containing 38 minimal epitopes. Background subtracted. HLA-A11 Transgenic mice samRNA SLATE-v1 samRNA SLATE-v2 ChAd SLATE-v2 ChAd SLATE-v1

Gritstone Has its Own Fully Insourced Biomanufacturing Facility 43,000 sq. ft. manufacturing and testing facility in Pleasanton, CA LNP = Lipid Nanoparticles 2020: All Manufacturing Insourced Plasmid ChAd samRNA LNP, Fill/Finish Tumor sequencing Gritstone, MA Gritstone, CA

Key Accomplishments and Anticipated Upcoming Milestones

Near-term catalysts provide multiple value inflection points for Gritstone

4Q 2021

- Initiate GRANITE Randomized Ph2/3 Trial in 1L maintenance MSS-CRC ✓
- Pre-publish non-human primate viral challenge data ✓
- CORAL-IMMUNOCOMPROMISED trial – MHRA clearance received Dec 2021 ✓
- GRTS-GILEAD HIV Collaboration – Phase 1 trial IND cleared ✓
- Expand CEPI agreement to address Omicron variant ✓

1Q 2022

- Initial data from GRTS sponsored CORAL booster trial in 60+ (UK) ✓
- CORAL-CEPI trial in South Africa – currently under review by SAHPRA

2Q-3Q 2022

- Initiate GRANITE Randomized Phase 2 trial in adjuvant setting for Stage II/III MSS-CRC
- Prelim data from CORAL-NIH trial (1H2022)
- SLATE v2 Preliminary Data (mid-2022)
- Prelim data from CORAL-IMMUNOCOMPROMISED trial (mid-2022)
- Prelim data from CORAL-CEPI trial in South Africa (mid-2022)
- Additional CORAL-BOOST data from 003 and expansion (3Q2022)

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